SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : November 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 24, 2002, providing for, inter alia, the issuance of CSFB ABS Trust 2002-MH3, CSFB Manufactured Housing Pass-Through Certificates, Series 2002-MH3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-03                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB ABS Trust 2002-MH3 CSFB Manufactured Housing Pass-through Certificates, Series 2002-MH3 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 24, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, The CIT Group/Sales Financing, Inc., as servicer, DLJ Mortgage Capital, Inc., as seller, Olympus Servicing, L.P., as special servicer, and JPMorgan Chase Bank, as trustee.

     On November 25, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 26, 2002          By: /s/  Andreas Auer
                                      -----------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 25, 2002



                    CSFB Manufacturing Housing Pass-Through Certificates, Series 2002-MH3
                                Statement to Certificate Holders
                                      November 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A        79,320,000.00   73,577,911.87   1,081,439.34   410,810.01      1,492,249.35     0.00            0.00       72,496,472.53
R_1              50.00            0.00           0.00         0.00              0.00     0.00            0.00                0.00
R_2              50.00            0.00           0.00         0.00              0.00     0.00            0.00                0.00
M_1       6,920,000.00    6,920,000.00           0.00    43,924.70         43,924.70     0.00            0.00        6,920,000.00
M_2       5,850,000.00    5,850,000.00           0.00    39,760.50         39,760.50     0.00            0.00        5,850,000.00
B_1       5,060,000.00    5,060,000.00           0.00    38,519.25         38,519.25     0.00            0.00        5,060,000.00
B_2       5,060,000.00    5,060,000.00           0.00    39,425.83         39,425.83     0.00            0.00        5,060,000.00
TOTALS  102,210,100.00   96,467,911.87   1,081,439.34   572,440.29      1,653,879.63     0.00            0.00       95,386,472.53

SB        4,255,121.00    5,256,042.37           0.00         0.00              0.00     0.00            0.00        5,425,013.86
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A       22540VVB5     927.60857123     13.63387973      5.17914788     18.81302761          913.97469150     A       6.700000 %
R_1     22540VVC3       0.00000000      0.00000000      0.00000000      0.00000000            0.00000000     R_1     0.000000 %
R_2     22540VVD1       0.00000000      0.00000000      0.00000000      0.00000000            0.00000000     R_2     0.000000 %
M_1     22540VVE9   1,000.00000000      0.00000000      6.34750000      6.34750000        1,000.00000000     M_1     7.617000 %
M_2     22540VVF6   1,000.00000000      0.00000000      6.79666667      6.79666667        1,000.00000000     M_2     8.156000 %
B_1     22540VVG4   1,000.00000000      0.00000000      7.61250000      7.61250000        1,000.00000000     B_1     9.135000 %
B_2     22540VVA7   1,000.00000000      0.00000000      7.79166601      7.79166601        1,000.00000000     B_2     9.350000 %
TOTALS                943.81975822     10.58055261      5.60062352     16.18117613          933.23920562

SB      N/A         1,235.22747532      0.00000000      0.00000000      0.00000000        1,274.93762457     SB      0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4494
                               Fax: 212) 623-5930
                           Email: mark.volosov@chase.com

                                      -6-


                            CSFB Manufactured Housing Pass-Through Certificates, Series 2002-MH3
                                        Statement to Certificate Holders
                                            November 25, 2002


CLASS A CERTIFICATE

Sec. 4.04(i)          Class A Distribution Amount                                                       1,492,249.35

Sec. 4.04(ii)         Principal Remittance Amount Distributed to Class A Certificateholders             1,081,439.34
                      Monthly Excess Cashflow Paid As Principal                                           168,971.50
                      Unpaid Class A Principal Shortfall Paid                                                   0.00

Sec. 4.04(iii)        Interest Distributed to Class A Certificateholders                                  410,810.01
                      Unpaid Class A Interest Shortfall Paid                                                    0.00

Sec. 4.04(iv)         Ending Class A Certificate Balance                                               72,496,472.53


CLASS M-1 CERTIFICATE

Sec. 4.04(v)          Class M-1 Distribution Amount                                                        43,924.70

Sec. 4.04(vi)         Principal Remittance Amount Distributed to Class M-1 Certificateholders                   0.00
                      Monthly Excess Cashflow Paid As Principal                                                 0.00

Sec. 4.04(vii)        Interest Distributed to Class M-1 Certificateholders                                 43,924.70
                      Unpaid Class M-1 Interest Shortfall Paid                                                  0.00

Sec. 4.04(viii)       Unpaid Class M-1 Principal Shortfall Paid                                                 0.00
                      Class M-1 Liquidation Loss Amount                                                         0.00
                      Class M-1 Liquidation Loss Interest Amount                                                0.00
                      Class M-1 Unpaid Liquidation Loss Interest Shortfall Amount                               0.00
                      Class M-1 Principal Shortfall                                                             0.00

Sec. 4.04(ix)         Ending Class M-1 Certificate Balance                                              6,920,000.00
                      Ending Class M-1 Adjusted Certificate Balance                                     6,920,000.00

CLASS M-2 CERTIFICATE

Sec. 4.04(x)          Class M-2 Distribution Amount                                                        39,760.50

Sec. 4.04(xi)         Principal Remittance Amount Distributed to Class M-2 Certificateholders                   0.00
                      Monthly Excess Cashflow Paid As Principal                                                 0.00
                      Unpaid Class M-2 Principal Shortfall Paid                                                 0.00
                      Class M-2 Liquidation Loss Amount                                                         0.00
                      Class M-2 Liquidation Loss Interest Amount                                                0.00
                      Class M-2 Unpaid Liquidation Loss Interest Shortfall Amount                               0.00
                      Class M-2 Principal Shortfall                                                             0.00


                                      -7-

                            CSFB Manufactured Housing Pass-Through Certificates, Series 2002-MH3
                                        Statement to Certificate Holders
                                           November 25, 2002

Sec. 4.04(xii)        Interest Distributed to Class M-2 Certificateholders                                 39,760.50
                      Unpaid Class M-2 Interest Shortfall Paid                                                  0.00

Sec. 4.04(xiii)       Ending Class M-2 Certificate Balance                                              5,850,000.00
                      Ending Class M-2 Adjusted Certificate Balance                                     5,850,000.00

CLASS B-1 CERTIFICATE

Sec. 4.04(xiv)        Class B-1 Distribution Amount                                                        38,519.25

Sec. 4.04(xv)         Principal Remittance Amount Distributed to Class B-1 Certificateholders                   0.00
                      Monthly Excess Cashflow Paid As Principal                                                 0.00
                      Unpaid Class B-1 Principal Shortfall Paid                                                 0.00
                      Class B-1 Liquidation Loss Amount                                                         0.00
                      Class B-1 Liquidation Loss Interest Amount                                                0.00
                      Class B-1 Unpaid Liquidation Loss Interest Shortfall Amount                               0.00
                      Class B-1 Principal Shortfall                                                             0.00

Sec. 4.04(xvi)        Interest Distributed to Class B-1 Certificateholders                                 38,519.25
                      Unpaid Class B-1 Interest Shortfall Paid                                                  0.00

Sec. 4.04(xvii)       Ending Class B-1 Certificate Balance                                              5,060,000.00
                      Ending Class B-1 Adjusted Certificate Balance                                     5,060,000.00

CLASS B-2 CERTIFICATE

Sec. 4.04(xviii)      Class B-2 Distribution Amount                                                        39,425.83

Sec. 4.04(xix)        Principal Remittance Amount Distributed to Class B-2 Certificateholders                   0.00
                      Monthly Excess Cashflow Paid As Principal                                                 0.00
                      Unpaid Class B-2 Principal Shortfall Paid                                                 0.00
                      Class B-2 Liquidation Loss Amount                                                         0.00
                      Class B-2 Liquidation Loss Interest Amount                                                0.00
                      Class B-2 Unpaid Liquidation Loss Interest Shortfall Amount                               0.00
                      Class B-2 Principal Shortfall                                                             0.00

Sec. 4.04(xx)         Interest Distributed to Class B-2 Certificateholders                                 39,425.83
                      Unpaid Class B-2 Interest Shortfall Paid                                                  0.00

Sec. 4.04(xxi)        Ending Class B-2 Certificate Balance                                              5,060,000.00
                      Ending Class B-2 Adjusted Certificate Balance                                     5,060,000.00

Sec. 4.04(xxii)       Beginning Pool Balance                                                          101,723,954.28
                      Ending Pool Balance                                                             100,811,486.44

Sec. 4.04(xxiii)      Overcollateralization Amount                                                      5,425,013.91

Sec. 4.06(xxiv)       Fees
                      Servicing Fees                                                                       63,577.47
                      Trustee Fee                                                                             339.08
                      Credit Risk Manager Fee                                                               1,695.40

Sec. 4.04(xxvi)       Advance Included in the Distribution                                                   -192.67
                      Recovery of Prior Advances                                                           32,512.15
                      Non-Recoverable Advance                                                              12,013.02
                      Outstanding Advances                                                                118,324.64


                                      -8-



                            CSFB Manufactured Housing Pass-Through Certificates, Series 2002-MH3
                                        Statement to Certificate Holders
                                           November 25, 2002


Sec. 4.06(xxvii)        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                        (Includes Foreclosures and all Delinquent Bankrupt Loans)

                         Group 1
                                                        Principal
                        Category         Number         Balance                 Percentage
                        1 Month         13                657,887.40            0.65 %
                        2 Month          8                345,562.21            0.34 %
                        3 Month          8                409,682.31            0.41 %
                        Total           29              1,413,131.92            1.40 %


                       Number and Aggregate P{rincipal Amounts of Mortgage Loans in Foreclosure
                       (Included in Delinquencies)

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                       Balance of Current Bankruptcies                                                 1,033,054.22
                       Number of Current Bankruptcies                                                         22.00

                       Balance of Balnkruptcies                                                        1,226,409.59
                       Number of Bankruptcies                                                                 27.00
                       (Includes both Current and Delinquent Bankruptcies)

Sec. 4.06(xxviii)      Average Sixty Day Delinquency Ratio                                               2.104888 %

Sec. 4.06(xxix)        Balance of Reposessions                                                           487,286.00
                       Number of Reposession                                                                  11.00

Sec. 4.06(xxx)         Current Realized Losses                                                                 7.49
                       Cumulative Realized Losses                                                         27,071.57

Sec. 4.06(xxxi)        Weighted Average Term to Maturity                                                     304.00

Sec. 4.06(xxxii)       Net Funds Cap                                                                        8.8705 %

Sec. 4.06(xxxiii)      Guarantee Payment Amount                                                                0.00

Sec. 4.06(xxxiv)       Guarantee Outstanding Amount                                                   10,945,807.35

Sec. 4.06(xxxv)        Simple Interest Deficiency
                       Class B-1                                                                               0.00
                       Class B-2                                                                               0.00
                       Class M-1                                                                               0.00
                       Class M-2                                                                               0.00

Sec. 4.06(xxxvi)       Beginning Gross Weighted Average Coupon                                              9.6445 %
                       Ending Gross Weighted Average Coupon                                                 9.6059 %



                                      -9-


                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
